UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  February 25, 2008

NAVISTAR  INTERNATIONAL  CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

4201 Winfield Road, P.O. Box 1488, Warrenville, Illinois	60555
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (630) 753-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 8.01	OTHER EVENTS

Navistar International Corporation (the company) announces that it has appointed Michael N. Hammes as the lead director of the Board of Directors of the company.  The company decided to appoint a lead director as part of ongoing efforts to strengthen its corporate governance practices.  As lead director Mr. Hammes’ additional responsibilities will include, among others, facilitating communications and information among the company’s independent directors, advising on board meeting agendas and meeting materials, and overseeing the self-evaluation process of the board and individual directors.  Mr. Hammes will receive an additional retainer in the amount of $20,000 for such services.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
Registrant

Date: February 25, 2008	/s/ William A. Caton
William A. Caton Executive Vice President and Chief Financial Officer